Exhibit 99.02

                                                     UNITED STATES BANKRUPTCY COURT
                                                           DISTRICT OF NEVADA

In re: Mid-Power Resource Corporation                               Case No.  BK-S 03-10877

                                                                    CHAPTER 11
                                                                    MONTHLY OPERATING REPORT
                                                                    (GENERAL BUSINESS CASE)


                                                      SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:   Jun-03                             PETITION DATE:   01/24/03
1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in  $1

2.   Asset and Liability Structure                               End of Current Month   End of Prior Month     As of Petition Filing
     a.  Current Assets                                                    $35,338             $38,873
     b.  Total Assets *                                                $32,346,470         $32,339,282                 $46,108,938
     c.  Current Liabilities                                               $17,736             $16,727                     $16,088
     d.  Total Liabilities                                              $1,757,645          $1,756,949                  $4,073,070

3.   Statement of Cash Receipts & Disbursements for Month         Current Month           Current Month                 Cumulative
                                                                                                                      (Case to Date)

     a.  Total Receipts                                                         $0                $238                     $58,646
     b.  Total Disbursements                                                $3,659              $9,726                     $36,647
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($3,659)            ($9,488)                    $21,999
     d.  Cash Balance Beginning of Month                                   $25,710             $35,198                         $51
     e.  Cash Balance End of Month (c + d)                                 $22,051             $25,710                     $22,050

                                                                  Current Month            Current Month                 Cumulative
                                                                                                                      (Case to Date)

4.   Profit/(Loss) from the Statement of Operations                          ($637)            ($9,792)               ($11,447,821)
5.   Account Receivables (Pre and Post Petition)                           $13,287             $13,163
6.   Post-Petition Liabilities                                             $17,736             $16,727
7.   Past Due Post-Petition Account Payables (over 30 days)                     $0                  $0

At the end of this reporting month:                                                                     Yes                No
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                   X
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of                              X
     payment, amount of payment and name of payee)
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
     attach listing including date of payment, amount and reason for payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?                     X
13.  Are a plan and disclosure statement on file?                                                                          X
14.  Was there any post-petition borrowing during this reporting period?                                                   X

15.  Check if paid: Post-petition taxes    X;           U.S. Trustee Quarterly Fees X; Check if filing is current for: Post-petition
     tax reporting and tax returns:        X.

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


------------------------------------------------------------------------------------------------------------------------------------
The cumulative profit from the Statement of Operations includes an $11.4 million gain on legal settlement. On a consolidated, GAAP basis of accounting, this gain would be completely offset by an $11.4 million impairment loss recorded on Mid-Power Resource Corp.'s
Statement of Operations.
------------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     8/22/2003 0:00                                         /s/ Mark Davis
       ---------------------                                     -------------------------------------------------------------------
                                                                 Responsible Individual
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
                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                  For the Period January 24 (bankruptcy filing) - June 30, 2003



              Current Month
---------------------------------------
  Actual        Forecast     Variance                                                                   Cumulative      Next Month
                                                                                                       (Case to Date)     Forecast
                             Revenues:
     $124             85          $39             1   Gross Sales                                          25,748              85
        -              -            -             2   less: Sales Returns & Allowances                          -               -
      124             85           39             3   Net Sales                                            25,748              85
        -                           -             4   less: Cost of Goods Sold (Sched. 'B')                     -
      124             85           39             5   Gross Profit                                         25,748              85
   34,093              -       34,093             6   Interest                                             67,558               -
        -              -            -             7   Other Income:                                             -               -
        -              -            -             8                                                             -               -
        -              -            -             9                                                             -               -
   34,217             85       34,132            10       Total Revenues                                   93,306              85

                                                      Expenses:
        -              -            -            11   Compensation to Owner(s)/Officer(s)                       -               -
        -              -            -      0%    12   Salaries                                                  -               -
        -              -            -      0%    13   Commissions                                               -               -
        -              -            -      0%    14   Contract Labor                                            -               -
        -              -            -      0%    15   Rent/Lease:                                               -               -
                                                        Personal Property
        -              -            -      0%    16   Real Property                                             -               -
      128             50          (78)  -156%    17   Insurance                                               128              50
        -              -            -      0%    18   Management Fees                                           -               -
   21,629              -      (21,629)     0%    19   Depreciation and Depletion                           62,341               -
        -              -            -      0%    20   Taxes:                                                    -               -
                                                        Employer Payroll Taxes
        -              -            -      0%    21   Real Property Taxes                                       -               -
        -              -            -            22   Other Taxes                                               -               -
        -              -            -      0%    23   Other Selling                                             -               -
      500            100         (400)  -400%    24   Other Administrative                                    755             100
       84            456          372     82%    25   Interest                                              1,986             446
                                    -      0%    26   Other Expenses:
    3,643          3,989          346      9%    27   Production Expenses                                  31,297           3,989
        -         14,167       14,167    100%    28   Maintenance - Wells and Roads                           898          62,267
        -                           -      0%    29   Legal fees - Davis Lawsuit                            2,320               0
    8,370          4,000       (4,370)  -109%    30   Ordinary Course Professionals                        13,550           4,000
        -              -            -      0%    31   Impairment Loss - Clear Creek                    11,426,647               -
                                    -      0%    32
                                    -      0%    33
                                    -      0%    34
   34,354         22,762      (11,592)           35       Total Expenses                               11,539,922          70,852

     (137)       (22,677)      22,540            36   Subtotal                                        (11,446,616)        (70,767)
        -                           -            37   Reorganization Items:                                  (172)
                                                      Professional Fees
                                    -            38   Provisions for Rejected Executory Contracts
                                    -            39   Interest Earned on Accumulated Cash from
                                                      Resulting Chp 11 Case
                                    -            40   Gain or (Loss) from Sale of Equipment
     (500)          (500)           -            41   U.S. Trustee Quarterly Fees                            (750)              -
        -                           -            42   Other                                                  (283)
     (500)          (500)           -            43        Total Reorganization Items                      (1,205)              -
     (637)       (23,177)      22,540            44  Net Profit (Loss) Before Federal & State Taxes   (11,447,821)        (70,767)
                                    -            45   Federal & State Income Taxes
    ($637)       (23,177)     $22,540            46 Net Profit (Loss)                                ($11,447,821)        (70,767)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

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                         MID-POWER RESOURCE CORPORATION
                                   BK-S-10877
                        For the Month Ended June 30, 2003


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 6 - Interest
Accrual of interest on notes receivable from Sunray. This represents a quarterly accrual calculation.

Line 17 - Insurance
This represents auto insurance. Higher costs than budgeted.

Line 19 - Depreciation and Depletion
This represents quarterly calculation of depreciation and depletion.


Line 24 - Other Administrative
Amounts fluctuate on a monthly basis.

Line 28 - Maintenance Expense
No maintenance was performed during period.

Line 30 - Ordinary Course Professionals
Additional consultants used on Clear Creek property than was budgeted.

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
                                                          BALANCE SHEET
                                                     (General Business Case)
                                                  For the Month Ended 06/30/03



    Assets
                                                                                From Schedules            Market Value
         Current Assets
 1            Cash and cash equivalents - unrestricted                                                          22,051
 2            Cash and cash equivalents - restricted                                                                $0
 3            Accounts receivable (net)                                                A                       $13,287
 4            Inventory                                                                B                            $0
 5            Prepaid expenses                                                                                      $0
 6            Professional retainers                                                                                $0
 7            Other:
 8
 9                    Total Current Assets                                                                     $35,338

         Property and Equipment (Market Value)
10            Real property                                                            C                            $0
11            Machinery and equipment                                                  D                            $0
12            Furniture and fixtures                                                   D                            $0
13            Office equipment                                                         D                            $0
14            Leasehold improvements                                                   D                            $0
15            Vehicles                                                                 D                       $57,320
16            Other:                                                                   D
17                                                                                     D
18                                                                                     D
19                                                                                     D
20                                                                                     D
21                    Total Property and Equipment                                                             $57,320
         Other Assets
22            Loans to shareholders                                                                                  -

23            Loans to affiliates
24            Deposits with federal and state agencies                                                        $170,000
25            Investment in oil and gas partnerships and joint ventures                                     29,757,187
26            Investment in Sunray Petroleum at original cost                     Footnote 1                  $632,638
27            Notes and interest receivable from Sunray Petroleum                 Footnote 1                 1,693,987
28                    Total Other Assets                                                                   $32,253,812
29                    Total Assets                                                                         $32,346,470

    NOTE:

    See footnotes following this balance sheet.



                                                   Liabilities and Equity
                                                   (General Business Case)

    Liabilities From Schedules
         Post-Petition
              Current Liabilities
30                    Salaries and wages                                                                            $0
31                    Payroll taxes                                                                                 $0
32                    Real and personal property taxes                                                              $0
33                    Income taxes                                                                                  $0
34                    Sales taxes                                                                                   $0
35                    Notes payable (short term)                                                                    $0
36                    Accounts payable (trade)                                         A                        $4,043
37                    Real property lease arrearage                                                                 $0
38                    Personal property lease arrearage                                                             $0
39                    Accrued professional fees                                                                  3,666
40                    Current portion of long-term post-petition debt (due within 12 months)                     4,223
41                    Other:      Note payable to Mid-Power Service Corp.                                        5,804
42                    Accrued U.S. Trustee fees                                                                      -
43
44                    Total Current Liabilities                                                                $17,736
45            Long-Term Post-Petition Debt, Net of Current Portion
46                    Total Post-Petition Liabilities                                                          $17,736
         Pre-Petition Liabilities (allowed amount)
47                    Secured claims                                                   F                       $60,269
48                    Priority unsecured claims                                        F                            $0
49                    General unsecured claims                                         F                    $1,679,640
50                    Total Pre-Petition Liabilities                                                        $1,739,909
51                    Total Liabilities                                                                     $1,757,645
    Equity (Deficit)
52            Retained Earnings/(Deficit) at time of filing                                                ($1,461,332)
53            Capital Stock
                 issued and outstanding                                                                             $1
54            Additional paid-in capital                                                                   $43,497,198
55            Cumulative profit/(loss) since filing of case                                               ($11,447,821)
56            Post-petition contributions/(distributions) or (draws)                                                $0
57
58            Market value adjustment                                                                              279
59                    Total Equity (Deficit)                                                               $30,588,325
60  Total Liabilities and Equity (Deficit)                                                                 $32,345,970

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                         Mid-Power Resource Corporation
                                  BK-S 03-10877
                         Footnotes to the Balance Sheet
                               As Of June 30, 2003


Footnote 1

Management's belief is that the original investment in Sunray Petroleum, a wholly owned subsidiary, reflects the market value of this asset. In addition, it believes that the notes and interest receivable are fully recoverable. The application of generally accepted accounting procedures might provide different results.

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
                                            SCHEDULES TO THE BALANCE SHEET
                                               (General Business Case)
                                                      Schedule A
                                        Accounts Receivable and (Net) Payable


Receivables and Payables Agings                         Accounts Receivable      Accounts Payable          Past Due
                                                      [Pre and Post Petition]     [Post Petition]     Post Petition Debt
     0 -30 Days                                                          $124               4,043
     31-60 Days                                                            $0
     61-90 Days                                                            $0                                          $0
     91+ Days                                                         $13,163
     Total accounts receivable/payable                                $13,287              $4,043
     Allowance for doubtful accounts
     Accounts receivable (net)                                        $13,287

                                                          Schedule B
                                                 Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                              Inventory(ies)           Inventory Beginning of Month                            $ -
                                              Balance at
                                             End of Month

                                                                     Add -
Retail/Restaurants -                                                   Net purchase
  Product for resale                                                   Direct labor
                                                                       Manufacturing overhead
Distribution -                                                         Freight in
  Products for resale                                                  Other:

Manufacturer -
  Raw Materials
  Work-in-progress                                                   Less -
  Finished goods                                                       Inventory End of Month                                 $0

                                                                       Shrinkage

Other - Explain                                              $0        Personal Use

Tubing
                                                                     Cost of Goods Sold                                       $0


    TOTAL                                                    $0


Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
           Yes  [ ]      No  [x]

How often do you take a complete physical inventory?                 Valuation methods -
                                                                         FIFO cost                                x
  Weekly                                                                 LIFO cost
  Monthly                                                                Lower of cost or market
  Quarterly                                                              Retail method
  Semi-annually                                                          Other
  Annually                                                                 Explain

Date of last physical inventory was ________________________________

Date of next physical inventory is _________________________________

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
                                                  Schedule C
                                                  Real Property


Description                                                                                 Cost                   Market Value
       Total                                                                                  $0                           $0

                                                   Schedule D
                                            Other Depreciable Assets
Description                                                                                 Cost                   Market Value
Machinery & Equipment -
                                                                                              $0                           $0

       Total                                                                                  $0                           $0

Furniture & Fixtures -


       Total                                                                                  $0                           $0

Office Equipment -


       Total                                                                                  $0                           $0

Leasehold Improvements -

       Total                                                                                  $0                           $0

Vehicles -
       2001 GMC Sierra - 2, net of depreciation; market value = Kelley Blue Book         $57,041                      $57,320

       Total                                                                             $57,041                      $57,320

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
                                                              Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)


Taxes Payable                                  0-30 Days         31-60 Days         61-90 Days        91+ Days            Total
Federal
        Income Tax Withholding                                                                                               $0
        FICA - Employee                                                                                                      $0
        FICA - Employer                                                                                                      $0
        Unemployment (FUTA)                                                                                                  $0
        Income                                                                                                               $0
        Other (Attach List)                                                                                                  $0
Total Federal Taxes                                  $0                 $0                $0              $0                 $0

State and Local
        Income Tax Withholding                                                                                               $0
        Unemployment (UT)                                                                                                    $0
        Disability Insurance (DI)                                                                                            $0
        Empl. Training Tax (ETT) $0
        Sales                                                                                                                $0
        Excise                                                                                                               $0
        Real property                                                                                                        $0
        Personal property                                                                                                    $0
        Income                                                                                                               $0
        Other (Attach List)                                                                                                  $0
Total State & Local Taxes                            $0                 $0                $0              $0                 $0

Total Taxes                                          $0                 $0                $0              $0                 $0


                                                               Schedule F
                                                        Pre-Petition Liabilities

List Total Claims For Each Classification -                                               Claimed            Allowed
                                                                                          Amount            Amount (b)
        Secured claims  (a)                                                                    60,269          60,269
        Priority claims other than taxes                                                           $0              $0
        Priority tax claims
        General unsecured claims                                                            1,679,640      $1,679,640

        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                             Schedule G
                                      Rental Income Information
                              Not applicable to General Business Cases


                                                            Schedule H
                                          Recapitulation of Funds Held at End of Month


                                                         Account 1          Account 2         Account 3        Account 4
Bank                                                   Wells Fargo
Account Type                                           Checking
Account No.                                            100-9350446
Account Purpose                                        Checking
Balance, End of Month                                     22,051
Total Funds on Hand for all Accounts                     $22,051

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                               Increase/(Decrease) in Cash and Cash Equivalents
                                                        For the Month Ended 06/30/03


                                                                                          Actual                  Cumulative
                                                                                       Current Month            (Case to Date)
     Cash Receipts
1           Rent/Leases Collected                                                                $0                             -
2           Cash Received from Sales                                                             $0                        48,620
3           Interest Received                                                                    $0                             -
4           Borrowings                                                                           $0                         4,223
5           Funds from Shareholders, Partners, or Other Insiders                                 $0                         5,804
6           Capital Contributions                                                                $0                             -
7                                                                                                                              $0
8                                                                                                                              $0
9                                                                                                                              $0
10                                                                                                                             $0
11                                                                                                                             $0
12               Total Cash Receipts                                                             $0                       $58,646
     Cash Disbursements
13          Payments for Inventory                                                                0                             0
14          Selling                                                                              $0                             -
15          Administrative                                                                     $628                           883
16          Capital Expenditures                                                                 $0                             -
17          Principal Payments on Debt                                                           $0                         5,095
18          Interest Paid                                                                        $0                         1,902
            Rent/Lease:
19               Personal Property                                                               $0                             -
20               Real Property                                                                   $0                             -
            Amount Paid to Owner(s)/Officer(s)                                                                                  0
21               Salaries                                                                        $0                             -
22               Draws                                                                           $0                             -
23               Commissions/Royalties                                                           $0                             -
24               Expense Reimbursements                                                          $0                             -
25               Other                                                                           $0                             -
26          Salaries/Commissions (less employee withholding)                                     $0                             -
27          Management Fees                                                                      $0                            $0
            Taxes:
28               Employee Withholding                                                            $0                            $0
29               Employer Payroll Taxes                                                          $0                            $0
30               Real Property Taxes                                                             $0                             -
31               Other Taxes                                                                     $0                             -
32          Other Cash Outflows:
33               Production Expenses                                                         $3,031                        27,950
34               Maintenance Expenses                                                            $0                           284
35                                                                                               $0
36               U.S. Trustee                                                                    $0                           250
37               Other Reorganization Expenses                                                   $0                           283
38               Total Cash Disbursements:                                                   $3,659                       $36,647
39   Net Increase (Decrease) in Cash                                                        ($3,659)                      $21,999
40   Cash Balance, Beginning of Period                                                      $25,710                           $52
41   Cash Balance, End of Period                                                            $22,051                       $22,051
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